SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 28, 2001


                        CHANGE TECHNOLOGY PARTNERS, INC.
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               (Exact name of registrant as specified in charter)


         DELAWARE                    0-13347                 06-152875
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      (State or other               (Commission          (IRS Employer
      jurisdiction of               File Number)         Identification No.)
      incorporation)




   537 STEAMBOAT ROAD, GREENWICH, CONNECTICUT             06830
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      (Address of principal executive offices)           (Zip Code)



  Registrant's telephone number, including area code:  (203) 661-6942
                                                      --------------------------

                                      N/A
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          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

                  On August 28, 2001, Change Technology Partners, Inc., a Delaware corporation (the "Company"), consummated a loan transaction evidenced by a promissory note pursuant to which the Company loaned a principal amount of $2,250,000 to eCom Capital, Inc., a Delaware corporation ("eCom") and a subsidiary of Franklin Capital Corporation, a Delaware corporation ("Franklin").

                  Under the terms of the promissory note (the "Note"), eCom is obligated to use the proceeds of the Note for the sole purpose of financing the acquisition by Franklin of certain assets from Winstar Radio Networks, LLC, Winstar Global Media, Inc., and Winstar Radio Productions, LLC, each a subsidiary of Winstar Communications (collectively, the "Winstar Entities"), pursuant to an Asset Purchase Agreement, dated as of August 8, 2001 between Franklin and the Winstar Entities, as assumed by eCom pursuant to an Assignment and Assumption Agreement, dated August 28, 2001 between eCom and Franklin. The loan bears interest at an annual rate of 8.5% and has a maturity date of September 30, 2001.

                  On August 28, 2001, the Company, eCom and Franklin also entered into a security agreement (the "Security Agreement") which secures the Note with a security interest in favor of the Company in all of the assets of eCom.

                  In addition, in connection with the loan the Company was issued a warrant (the "Warrant") to purchase 482,955 shares of eCom's common stock, par value $0.01 per share, at an exercise price of $1.125 per share. The number of shares issuable upon exercise of the Warrant is equal to 12.5% of the total issued and outstanding capital stock of eCom on a fully diluted, as converted basis as of the date of issue. The Warrant expires on August 28, 2011.

                  The Note, Security Agreement and Warrant are attached hereto as Exhibits 99.1 through 99.3, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)   Exhibits

                        EXHIBIT NUMBER                DESCRIPTION
                        --------------                -----------

                             99.1 Promissory Note, dated August 28, 2001, issued by eCom Capital Inc. to Change Technology Partners, Inc.

                             99.2 Security Agreement, dated as of August 28, 2001, among eCom Capital Inc., Franklin Capital Corporation and Change Technology Partners, Inc.

                             99.3 Warrant, dated August 28, 2001, issued by eCom Capital Inc. to Change Technology Partners, Inc.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHANGE TECHNOLOGY PARTNERS, INC.



Date: September 10, 2001             By:  /s/ William Avery
                                          ----------------------
                                          William Avery
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX


             EXHIBIT NUMBER            DESCRIPTION
             --------------            -----------

                  99.1 Promissory Note, dated August 28, 2001, issued by eCom Capital Inc. to Change Technology Partners, Inc.

                  99.2 Security Agreement, dated as of August 28, 2001, among eCom Capital Inc., Franklin Capital Corporation and Change Technology Partners, Inc.

                  99.3 Warrant, dated August 28, 2001, issued by eCom Capital Inc. to Change Technology Partners, Inc.